UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 08, 2022

CleanSpark, Inc.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-39187	87-0449945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2370 Corporate Circle, Suite 160
Henderson, Nevada		89074
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (702) 941-8047

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CLSK	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On October 8, 2022, CleanSpark, Inc. (the “Company”) completed the acquisition of a lease for approximately 16.35 acres of real property located in Sandersville, Washington County, Georgia (the “Property”), all personal property situated on the Property and 6,468 application-specific integrated circuit miners from subsidiaries of Mawson Infrastructure Group, Inc. a Delaware corporation (“Mawson”), all pursuant to a Purchase and Sale Agreement dated September 8, 2022 (as amended, the “Purchase Agreement”) and an Equipment Purchase and Sale Agreement dated September 8, 2022 (collectively, the “Transactions”).

As part of the consideration for the Property, the Company issued 1,580,175 shares of the Company’s common stock (the “Closing Date Shares”) to Mawson. In addition, the Company may issue up to 1,100,890 additional shares of its common stock (the “Earn-out Shares” and, together with the Closing Date Shares, the “Unregistered Shares”) to Mawson pursuant to earn out provisions in the Purchase Agreement.

The issuance of the Closing Date Shares was and the Earn-Out Shares will be made as a private placement pursuant to the exemption from registration under Section 4(a)(2) of the Securities Act.

Pursuant to the terms and conditions of the Purchase Agreement, the Company agreed to file a prospectus supplement, which supplements the Prospectus filed with the SEC on March 15, 2021 together with a Registration Statement on Form S-3ASR (File No. 333-254290), to register the resale of the Unregistered Securities (the “Offering”), under which Mawson may sell its Unregistered Shares. The Company will not receive any proceeds from the Offering.

A copy of the opinion of Brownstein Hyatt Farber Schreck, LLP, relating to the validity of certain of the shares in connection with the Offering, is filed with this Current Report on Form 8-K as Exhibit 5.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
5.1	Opinion of Brownstein Hyatt Farber Schreck, LLP
23.1	Consent of Brownstein Hyatt Farber Schreck, LLP (contained in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEANSPARK, INC.

Date:	November 3, 2022	By:	/s/ Rachel Silverstein
Name: Rachel Silverstein Title: Senior Vice President of Compliance and General Counsel